ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

                             LOCK-UP AGREEMENT


                                                           August 24, 1995


 Piper Jaffray Inc.
 222 South Ninth Street
 Minneapolis, MN  55402

 Ladies and Gentlemen:

     The undersigned understands that you (the "Underwriter") propose to enter into a Purchase Agreement with Rocky Mountain Chocolate Factory, Inc. (the "Company") providing for the public offering (the "Public Offering") by you of the Company's common stock, $.03 par value (the "Common Stock") pursuant to the Company's Registration Statement on Form S-1 to be filed with the Securities and Exchange Commission.

     In consideration of your agreement to purchase and make the Public Offering of the Common Stock, and for other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned hereby agrees, for a period of 180 days after commencement of the Public Offering, not to, without the prior written consent of Piper Jaffray Inc., offer for sale, sell, contract to sell, grant any option for the sale of or otherwise dispose of any Common Stock or any securities convertible into or exchangeable for, or any options or rights to purchase or acquire, Common Stock (collectively, "Securities").

     Furthermore, the undersigned hereby agrees and consents to the entry of stop transfer instructions with the Company's transfer agent against the transfer of Securities held by the undersigned except in compliance with this Lock-Up Agreement.

                                     ROCKY MOUNTAIN HOLDINGS COMPANY



                                     By  /S/ CLYDE WM. ENGLE

                                     Its  CHAIRMAN

                                     CORONET INSURANCE COMPANY COMPANY



                                     By  /S/ CLYDE WM. ENGLE

                                     Its  CHAIRMAN


 Accepted as of the date
 first set forth above:

 PIPER JAFFRAY INC.


 By:

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